SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                     Date of Report (Date of earliest Event
                           Reported): October 24, 2000



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   333-42510                41-1955181

   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)


        8400 Normandale Lake Boulevard, Suite 600, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (612) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.*

Filing of Certain Materials

        Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, Residential Asset Mortgage Products, Inc. (the "Company") has filed a prospectus dated September 21, 2000 (the "Base Prospectus") and concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), will file a prospectus supplement dated October [24], 2000 (the "Prospectus Supplement" and together with the Base Prospectus, the "Prospectus") with the Securities and Exchange Commission (the "Commission") relating to its GMACM
Mortgage Pass-Through Certificates, Series 2000-J4 (the "Certificates"). The consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of December 31, 1999 and December 31, 1998 and for each of the years in the three year period ended December 31, 1999, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 30, 2000; Commission File No. 1-10777), and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2000 and for the periods ending June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc., for the period ended June 30, 2000 (which was filed with the Commission on August 11, 2000), will be incorporated by reference into the Prospectus Supplement and shall be deemed to be a part thereof. KPMG LLP has consented to the use of their name in the "Experts" section of the Prospectus Supplement. The consent of KPMG LLP is attached hereto as exhibit 23.1.





______________________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus.



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Item 7.  Financial Statements and Exhibits

        Information and Exhibits.

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

        23.1 Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and Subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus Supplement of their report dated January 21, 2000 on the audit of the consolidated financial statements of Ambac as of December 31, 1999 and 1998 and for each of the three years in the period ended December 31, 1999 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.



                                            By: /s/Patricia C. Taylor
                                                   Vice President


Dated:  October 24, 2000



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                                  Exhibit Index



Exhibit                                                              Page
23.1              Consent of KPMG LLP                                  6




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                                  EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Ambac Assurance Corporation


        We consent to the incorporation by reference in the registration statement (No. 333-42510) of Residential Asset Mortgage Products, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant (the "Prospectus Supplement") via Form 8-K of the Registrant dated October 24, 2000, of our report dated January 21, 2000, on the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries as of December 31, 1999 and 1998, and for each of the three years in the three-year period ended December 31, 1999, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 30, 2000, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.



                                            /s/ KPMG LLP


New York, New York
October 24, 2000



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